UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange LLC
Preferred Stock Purchase Rights		New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2021, the Board of Directors of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), approved, and the Company and Computershare Trust Company, N.A. (the “Rights Agent”) entered into, the Third Amendment to Rights Agreement, dated as of August 27, 2021 (the “Third Amendment”). The Amendment amends the Rights Agreement, dated as of August 28, 2019 (the “Initial Rights Agreement”), as amended by the First Amendment to Rights Agreement, dated as of August 17, 2020 (the “First Amendment”), and the Second Amendment to Rights Agreement, dated as of May 17, 2021 (the “Second Amendment”), between the Company and the Rights Agent (the Initial Rights Agreement, as amended by the First Amendment and the Second Amendment, the “Rights Agreement,” and as further amended by the Third Amendment, the “Amended Rights Agreement”).

Prior to the Third Amendment, the final expiration date under the Rights Agreement was 5:00 P.M., New York City time, on August 28, 2021. The Third Amendment extended the final expiration date such that the Amended Rights Agreement provides that the final expiration date will be 5:00 P.M., New York City time, on the first business day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, if and only if the first business day following such certification is earlier than August 28, 2022 and the stockholders of the Company have not approved or ratified the Amended Rights Agreement at or prior to such annual meeting, and otherwise will be 5:00 P.M., New York City time, on August 28, 2022.

The Third Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary description of the Third Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to such exhibit; the Initial Rights Agreement, which is included as Exhibit 4.2 to this Current Report on Form 8-K; the First Amendment, which is included as Exhibit 4.3 to this Current Report on Form 8-K; and the Second Amendment, which is included as Exhibit 4.4 to this Current Report on Form 8-K.

Computershare Trust Company, N.A., the rights agent under the Amended Rights Agreement, also serves as the transfer agent and registrar with respect to the Company’s common stock.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On August 27, 2021, the Company issued a press release relating to the Third Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Third Amendment to Rights Agreement, dated as of August 27, 2021, between R. R. Donnelley & Sons Company and Computershare Trust Company, N.A., as rights agent

4.2	Rights Agreement, dated as of August 28, 2019, between R. R. Donnelley & Sons Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K/A filed August 29, 2019)

4.3	First Amendment to Rights Agreement, dated as of August 17, 2020, between R. R. Donnelley & Sons Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed August 18, 2020)

4.4	Second Amendment to Rights Agreement, dated as of May 17, 2021, between R. R. Donnelley & Sons Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May 18, 2021)

99.1	Press release dated August 27, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: August 27, 2021	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, General Counsel